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                                                                    EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in this Registration Statement of Middle Bay Oil Company, Inc. on Form S-4 of our report dated March 25, 1998, appearing in the Annual Report on Form 10-KSB of Enex Consolidated Partners, L.P. for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.




                                                 DELOITTE & TOUCHE, LLP



Houston, Texas
July 31, 1998